EXHIBIT 24.1
                                                                 ------------



                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 15 day of February, 2000.




                                                   /s/ Marvin E. Bruce
                                                  Marvin E. Bruce

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 15th day of February, 2000.




                                                     /s/ Robert H. Dunlap
                                                    Robert H. Dunlap

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 16 day of February, 2000.




                                                /s/ Charles A. Ledsinger
                                               Charles A. Ledsinger

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 16 day of February, 2000.




                                                    /s/ William J. McCarthy
                                                   William J. McCarthy

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 15th day of February, 2000.




                                                  /s/ Richard A. McStay
                                                 Richard A. McStay

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 15 day of February, 2000.




                                                   /s/ Donald Ratajczak
                                                  Donald Ratajczak

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 15 day of February, 2000.




                                                   /s/ Robert R. Schoeberl
                                                  Robert R. Schoeberl

                           TBC CORPORATION


                      LIMITED POWER OF ATTORNEY
                      -------------------------




                   WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999;

                   NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

                   IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this
instrument this 15 day of February, 2000.




                                                     /s/ Raymond E. Schultz
                                                    Raymond E. Schultz